UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 1

                                       on

                                   FORM 8-K/A




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 31, 2003


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


        0-14710                                        52-2154066
(Commission File Number)                      (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                       94710
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(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code  (510) 204-7200
                                                  ------------------------------


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          (Former name or former address, if changed since last report)

Item 5. Other Events

     As previously announced on April 10, 2003, XOMA Ltd. has entered into amended and restated agreements relating to all aspects of its ongoing collaboration with Genentech, Inc. on Raptiva(TM) (efalizumab) to reflect the current understanding between the companies. A copy of the principal agreement governing the collaboration is attached hereto as Exhibit 2 and incorporated herein by reference. The agreements also address the ongoing financing by Genentech of XOMA's share of development and commercialization costs. Copies of the financing documents are attached hereto as Exhibit 3, Exhibit 4, Exhibit 5 and Exhibit 6 and are incorporated herein by reference.

Item 7. Exhibits

1.   Press Release dated April 10, 2003.*

2. Amended and Restated Collaboration Agreement, dated March 31, 2003, by and between XOMA (US) LLC and Genentech, Inc. (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3. Amended and Restated Convertible Secured Note Agreement (Development Loan), dated as of March 31, 2003.

4.   Secured Note Agreement (Commercial Launch Loan), dated as of March 31,
     2003.

5. Security Agreement, dated as of March 31, 2003, by and between XOMA Ltd. and Genentech, Inc.

6. Registration Rights Agreement, dated as of March 31, 2003, by and between XOMA Ltd. and Genentech, Inc.



___________________
*        Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 18, 2003               XOMA LTD.




                                     By:  /s/  Christopher J. Margolin
                                          -------------------------------
                                          Christopher J. Margolin
                                          Vice President, General
                                          Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description
------   -----------

1.   Press Release dated April 10, 2003*

2. Amended and Restated Collaboration Agreement, dated March 31, 2003, by and between XOMA (US) LLC and Genentech, Inc. (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3. Amended and Restated Convertible Secured Note Agreement (Development Loan), dated as of March 31, 2003.

4.   Secured Note Agreement (Commercial Launch Loan), dated as of March 31,
     2003.

5. Security Agreement, dated as of March 31, 2003, by and between XOMA Ltd. and Genentech, Inc.

6. Registration Rights Agreement, dated as of March 31, 2003, by and between XOMA Ltd. and Genentech, Inc.



___________________
*        Previously filed.